SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) January 21, 2004
                                                      ----------------

                       THE BEAR STEARNS COMPANIES INC.
                       -------------------------------
            (Exact name of registrant as specified in its charter)

        DELAWARE                 File No. 1-8989                13-3286161
        --------                 ---------------                ----------

    (State or other          (Commission File Number)         (IRS Employer
    jurisdiction of                                       Identification Number)
    incorporation)

           383 Madison Avenue, New York, New York          10179
          -----------------------------------------------------------
          (Address of principal executive offices)       (zip code)

    Registrant's telephone number, including area code:    (212) 272-2000
                                                           --------------

                                 Not Applicable
        ---------------------------------------------------------------
         (former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure.

            Bear Wagner Specialists LLC ("Bear Wagner"), an indirect subsidiary of The Bear Stearns Companies Inc., has received a "Wells Notice" from the Securities and Exchange Commission (the "Commission") that the staff of the Commission's Northeast Regional Office is considering recommending that the Commission bring civil enforcement proceedings against Bear Wagner for alleged violations of Sections 10(b) and 11 of the Securities Exchange Act of 1934 and regulations promulgated thereunder, Section 17(a) of the Securities Act of 1933 and New York Stock Exchange ("NYSE") Rules 92, 104, 123B, 342, 401, 440 and 476, arising from specialist trading activity. Bear Wagner has also received notification from the NYSE that the staff of the NYSE's Division of Enforcement intends to bring formal disciplinary action against Bear Wagner for alleged violations of Sections 10(b), 11 and 17(a) of the Securities Exchange Act of 1934, regulations promulgated thereunder and the above-described NYSE Rules. Bear Wagner is cooperating fully with the inquiries.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a) Financial Statements of Businesses Acquired:

          Not applicable.

      (b) Pro Forma Financial Information:

          Not applicable.

      (c) Exhibits:

          Not applicable.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       THE BEAR STEARNS COMPANIES INC.


                                       By: /s/ Samuel L. Molinaro Jr.
                                          ------------------------------
                                          Samuel L. Molinaro Jr.
                                          Executive Vice President
                                          and Chief Financial Officer


Dated: January 26, 2004


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